Exhibit 10.1

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”), dated as of November 8, 2018, is by and among CARRIAGE SERVICES, INC., a Delaware corporation (the “Borrower”), the banks listed as Lenders on the signature pages hereof (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer (in said capacity as Administrative Agent, the “Administrative Agent”).

BACKGROUND

A.    The Borrower, the Lenders party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of May 31, 2018 (the “Credit Agreement”; the terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

B.    The Borrower has requested that the Lenders amend the Credit Agreement, as more fully set forth herein.

NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1.    AMENDMENTS.

(a)    The definition of “EBITDA” set forth in Section 1.01 of the Credit Agreement is hereby amended by replacing the reference to “$1,000,000” in clause (a)(viii) thereof with “$2,000,000” .

(b)    Section 7.06(a)(ii) of the Credit Agreement is hereby amended to read as follows:

(ii)    so long as immediately before and after giving pro-forma effect to any acquisition or purchase by the Borrower of Equity Interests of the Borrower, (A) no Default shall have occurred and be continuing, (B) Liquidity is at least $15,000,000 and (C) the Total Leverage Ratio is (x) less than 4.50 to 1.00, in which case the Borrower may acquire or purchase such Equity Interests in an unlimited amount, or (y) equal to or greater than 4.50 to 1.00 but less than or equal to 5.25 to 1.00, in which case the Borrower may acquire or purchase such Equity Interests in an aggregate amount not to exceed $30,000,000 under this clause (y) during the term of this Agreement;

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2.    REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, the Borrower represents and warrants that, as of the date hereof, and both before and immediately after giving effect to this First Amendment:

(a)    the representations and warranties contained in the Credit Agreement and the other Loan Documents that are subject to materiality or Material Adverse Effect qualifications are true and correct in all respects on and as of the date hereof as made on and as of such date, and the representations and warranties contained in the Credit Agreement and the other Loan Documents that are not subject to materiality or Material Adverse Effect qualifications are true and correct in all material respects on and as of the date hereof as made on and as of such date, except in each case to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date, and except that the representations and warranties contained in Sections 5.05(a) and (c) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement;

(b)    no event has occurred and is continuing which constitutes a Default or Event of Default;

(c)    (i) the Borrower has full power and authority to execute and deliver this First Amendment, (ii) this First Amendment has been duly executed and delivered by the Borrower and (iii) this First Amendment and the Credit Agreement, as amended hereby, constitute the legal, valid and binding obligations of the Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by applicable Debtor Relief Laws and by general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and except as rights to indemnity may be limited by federal or state securities laws;

(d)    neither the execution, delivery and performance of this First Amendment, or the Credit Agreement, as amended hereby, nor the consummation of any transactions contemplated herein or therein, will conflict with (i) any Organization Documents of the Borrower or its Subsidiaries, (ii) any Law applicable to the Borrower or its Subsidiaries or (iii) any Contractual Obligation to which the Borrower, the Subsidiaries or any of their respective properties are subject; and

(e)    no authorization, approval, consent, or other action by, notice to, or filing with, any Governmental Authority or other Person not previously obtained is necessary or required in connection with (i) the execution, delivery or performance by, or enforcement against, the Borrower of this First Amendment or (ii) the acknowledgement by each Guarantor of this First Amendment.

3.    CONDITIONS OF EFFECTIVENESS. All provisions of this First Amendment shall be effective upon satisfaction of, or completion of, the following:

(a)    the Administrative Agent shall have received counterparts of this First Amendment executed by the Borrower, the Required Lenders, and acknowledged by each Guarantor;

(b)    the representations and warranties set forth in Section 2 of this First Amendment shall be true and correct;

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(c)    the Administrative Agent shall have received for its benefit and for the benefit of each Lender the amendment fees in immediately available funds as agreed in the fee letter dated as of November 8, 2018;

(d)    since December 31, 2017, there shall not have occurred any event or condition that has had or could reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect; and

(e)    the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall reasonably require.

4.    REFERENCE TO THE CREDIT AGREEMENT.

(a)    Upon and during the effectiveness of this First Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this First Amendment.

(b)    Except as expressly set forth herein, this First Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

5.    COSTS AND EXPENSES. The Borrower shall be obligated to pay the reasonable out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this First Amendment and the other instruments and documents to be delivered hereunder.

6.    EXECUTION IN COUNTERPARTS. This First Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this First Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile or other electronic imaging means (e.g., “pdf” or “tif”) is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

7.    GOVERNING LAW; BINDING EFFECT. This First Amendment shall be governed by and construed in accordance with the laws of the State of Texas applicable to agreements made and to be performed entirely within such state; provided that each party shall retain all rights arising under federal law. This First Amendment shall be binding upon the Borrower, the Guarantors, the Administrative Agent and each Lender and their respective successors and permitted assigns.

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8.    HEADINGS. Section headings in this First Amendment are included herein for convenience of reference only and shall not constitute a part of this First Amendment for any other purpose.

9.    ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS FIRST AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AS TO THE SUBJECT MATTER THEREIN AND HEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date above written.

CARRIAGE SERVICES, INC.

By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Senior Vice President, Chief Financial Officer and Treasurer

Signature Page – First Amendment

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Don B. Pinzon
Name:	Don B. Pinzon
Title:	Vice President

Signature Page – First Amendment

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam Rose
Name:	Adam Rose
Title:	SVP

Signature Page – First Amendment

REGIONS BANK, as a Lender

By:	/s/ Adam Muhib
Name:	Adam Muhib
Title:	Director

Signature Page – First Amendment

COMPASS BANK, as a Lender

By:
Name:
Title:

Signature Page – First Amendment

GOLDMAN SACHS BANK USA, as a Lender

By:
Name:
Title:

Signature Page – First Amendment

VERITEX COMMUNITY BANK, as a Lender

By:
Name:
Title:

Signature Page – First Amendment

RATIFICATION OF GUARANTORS

Each of the undersigned Guarantors hereby (a) acknowledges and consents to the foregoing First Amendment and the Borrower’s execution, delivery and performance thereof; (b) joins the foregoing First Amendment for the purpose of consenting to and being bound by the provisions thereof; (c) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this First Amendment or any of the provisions contemplated herein; (d) ratifies and confirms all of its obligations and liabilities under the Loan Documents to which it is a party and ratifies and confirms that such obligations and liabilities extend to and continue in effect with respect to, and continue to guarantee and secure the Obligations of the Borrower under the Credit Agreement, as amended pursuant to the terms of the First Amendment; and (e) acknowledges and agrees that as of the date of the foregoing First Amendment, such Guarantor (i) does not have any claim or cause of action against the Administrative Agent or any Lender (or any of their respective directors, officers, employees, agents, attorneys or other representatives) under or in connection with its Guaranty and the other Loan Documents to which it is a party and (ii) has no offsets against, or defenses or counterclaims to, its Guaranty.

The Guarantors:

CARRIAGE CEMETERY SERVICES, INC.
CARRIAGE CEMETERY SERVICES OF CALIFORNIA, INC.
CARRIAGE CEMETERY SERVICES OF IDAHO, INC.
CARRIAGE FLORIDA HOLDINGS, INC.
CARRIAGE FUNERAL HOLDINGS, INC.
CARRIAGE FUNERAL MANAGEMENT, INC.
CARRIAGE FUNERAL SERVICES OF CALIFORNIA, INC.
CARRIAGE FUNERAL SERVICES OF KENTUCKY, INC.
CARRIAGE FUNERAL SERVICES OF
MICHIGAN, INC.
CARRIAGE HOLDING COMPANY, INC.
CARRIAGE INTERNET STRATEGIES, INC.
CARRIAGE LIFE EVENTS, INC.
CARRIAGE MANAGEMENT, INC.
CARRIAGE MERGER VI, INC.
CSRE HOLDINGS, INC.
PNCA, INC.
CARRIAGE OPERATIONS, INC.
CARRIAGE SERVICES OF TENNESSEE, INC.

Signature Page – First Amendment

CARRIAGE MUNICIPAL CEMETERY SERVICES OF NEVADA, INC.
CARRIAGE PENNSYLVANIA HOLDINGS, INC.
CARRIAGE SERVICES OF CONNECTICUT, INC.
CARRIAGE SERVICES OF NEVADA, INC.
CARRIAGE SERVICES OF NEW MEXICO, INC.
CARRIAGE SERVICES OF OHIO, LLC
CARRIAGE SERVICES OF OKLAHOMA, L.L.C.
CARRIAGE TEAM CALIFORNIA (CEMETERY), LLC
CARRIAGE TEAM CALIFORNIA (FUNERAL), LLC
CARRIAGE TEAM FLORIDA (CEMETERY), LLC
CARRIAGE TEAM FLORIDA (FUNERAL), LLC
CARRIAGE TEAM KANSAS, LLC
CATAUDELLA FUNERAL HOME, INC.
CFS FUNERAL SERVICES, INC.
CHC INSURANCE AGENCY OF OHIO, INC.
CLOVERDALE PARK, INC.
COCHRANE’S CHAPEL OF THE ROSES, INC.
CSI FUNERAL SERVICES OF MASSACHUSETTS, INC.
FORASTIERE FAMILY FUNERAL SERVICE, INC.
HORIZON CREMATION SOCIETY, INC.
HUBBARD FUNERAL HOME, INC.
ROLLING HILLS MEMORIAL PARK
WILSON & KRATZER MORTUARIES
CARRIAGE SERVICES OF LOUISIANA, INC.

By:	/s/ Carl Benjamin Brink
Carl Benjamin Brink
Treasurer for all

Signature Page – First Amendment